First Quarter 2024 Earnings Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 Third-Party Insurance Business Impact • $19.5M operating loss in Q1 2024 ◦ Negatively impacted Adjusted EPS by $0.08. Excluding insurance impact, Adjusted EPS would have been $0.20 per diluted share • Operations ceased at the end of the quarter Strength in LTL continues to show positive volume and yield trends U.S. Xpress roughly break-even operating results Adjustments • $18.5M in Q1 2024 and $16.2M in Q1 2023 of amortization expense from mergers and acquisitions • $4.0M of impairments in Q1 2024 • $1.6M estimate exposure for certain legal matters and loss contingency in Q1 2024 • $6.8M in severance expense in Q1 2024 and $1.5M in Q1 2023 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Q1 2024 Comparative Results 1,637 1,822 1Q23 1Q24 Total Revenue 11.3% 1,450 1,613 1Q23 1Q24 Revenue xFSC 11.2% 1Q23 1Q24 Operating Income (85.8%) 164 1Q23 1Q24 Adj. Operating Inc. 1 (68.5%) Net Income (102.5%) 118 1Q23 1Q24 Adj. Net Income 1 (83.3%) 1Q23 1Q24 Earnings Per Share (103.1%) $0.73 1Q23 1Q24 Adj. EPS 1 (83.6%) In m ill io ns In m ill io ns In m ill io ns 20 $0.64 ($0.02) 145 1Q23 1Q24 (3) 104 $0.12 Challenging and oversupplied Truckload industry endures; LTL remains resilient 21 51

4 $1,094.1M $29.1M 97.3% ~16,600 irregular route and ~6,700 dedicated tractors $241.0M $24.2M 90.0% 122 Service Centers 4,692 terminal door count $126.7M $3.6M 97.1% Gross Margin 16.8% $88.0M ($4.9M) 105.6% 609 tractors 12,582 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q1 2024 Revenue Diversification Q1 2024 Segment Overview LTL segment provides income stability while Truckload navigates challenging market OTR 47% / Dedicated 20% LTL 15% Truckload 67% Log isti cs 8% Intermodal 5% Other 5% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX $1.6B2

Operating Performance - Truckload

Ongoing price pressure and weather disruptions weighed on operating margin

Truckload Financial Metrics	Q1 2024	Q1 2023	Change
(Dollars in millions)			
Revenue xFSC	$1,094.1	$866.0	26.3 %
Operating income	$23.1	$115.9	(80.0 %)
Adjusted Operating Income [1]	$29.1	$116.2	(75.0 %)
Operating ratio	98.2%	88.6%	960 bps
Adjusted Operating Ratio [1]	97.3%	86.6%	1,070 bps

Truckload Operating Statistics	Q1 2024	Q1 2023	Change
Average revenue per tractor	$46,927	$47,707	(1.6 %)
Average tractors	23,314	18,152	28.4 %
Average trailers	94,410	79,490	18.8 %
Miles per tractor	19,894	18,405	8.1 %

- 97.3% Adjusted Operating Ratio[1] in Q1 2024 compared to 86.6% the previous year
- More challenging pricing environment, greater weather disruption that led to reduced volumes and higher operating costs
- U.S. Xpress was able to maintain roughly break-even operating results in first quarter
- Inclusion of U.S. Xpress truckload business negatively impacted the Adjusted Operating Ratio by 120 bps
- Prudently trimming idle tractor and trailer capacity to reduce cost while remaining positioned for market inflection

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION U.S. XPRESS BARR-NUNN TransMex INC, S.A. DE C.V. ABILENE MOTOR EXPRESS

KNIGHT-SWIFT

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

5

Operating Performance - Less-Than-Truckload

Continuing to invest in building a nationwide LTL network

LTL Financial Metrics	Q1 2024	Q1 2023	Change
(Dollars in millions)			
Revenue xFSC	$241.0	$213.9	12.6 %
Operating income	$20.3	$26.6	(23.7 %)
Adjusted Operating Income [1]	$24.2	$30.5	(20.6 %)
Operating ratio	92.8%	89.6%	320 bps
Adjusted Operating Ratio [1]	90.0%	85.7%	430 bps

LTL Operating Statistics	Q1 2024	Q1 2023	Change
LTL shipments per day	18,800	17,717	6.1 %
LTL weight per shipment	1,007	1,061	(5.1 %)
LTL revenue xFSC per hundredweight	$16.91	$14.93	13.3 %
LTL revenue xFSC per shipment	$170.40	$158.45	7.5 %

- 90.0% Adjusted Operating Ratio[1] in Q1 2024
  - Weather disruptions and additional labor costs as we expand service centers negatively impacted Q1 operating cost
- Executing on organic growth strategy to expand LTL network
  - 56 properties acquired since 2021 entry into LTL
  - Brought 7 new locations online in Q1
  - Expect to activate 25 additional service centers by year end



OPERATIONAL
IN DEVELOPMENT
MIDWEST MOTOR EXPRESS
AAA COOPER TRANSPORTATION

1. See GAAP to non-GAAP reconciliation in the schedules following this presentation.

KNIGHT-SWIFT

6

7 • 97.1% Adjusted Operating Ratio1 during the quarter • 16.8% Gross margin, 300 bps decrease from prior year, declined 100 bps from prior quarter • Revenue per load was up 2.1% with the inclusion of U.S. Xpress vs prior year but declined by 5.2% from the prior quarter • Remaining disciplined on pricing which allows us to remain profitable, though a headwind on volumes • Continue to leverage power-only to complement our asset business Operating Performance - Logistics Volume softness from the difficult market and freight diversion to our Truckload business 1. See GAAP to non-GAAP reconciliation in the schedules following this presentation. (Dollars in millions) Revenue ex intersegment $126.7 $136.8 (7.3%) Operating income $2.5 $12.8 (80.7%) Adjusted Operating Income 1 $3.6 $13.2 (72.4%) Operating ratio 98.0% 90.7% 730 bps Adjusted Operating Ratio 1 97.1% 90.4% 670 bps Logistics Financial Metrics Q1 2024 Q1 2023 Change Revenue per load $1,751 $1,715 2.1 % Gross margin 16.8% 19.8% (300 bps) Logistics Operating Statistics Q1 2024 Q1 2023 Change

8 • 105.6% operating ratio during Q1 2024 compared with 95.4% the prior year • 19.1% year-over-year decrease in average revenue per load reflecting YoY rate pressure and less project business in current year • 1.6% decrease in load counts • Pipeline for new business awards looks encouraging Operating Performance - Intermodal Intermodal market remains challenged by soft demand and competitive truck alternatives (Dollars in millions) Revenue ex intersegment $88.0 $110.6 (20.4%) Operating (loss) income ($4.9) $5.1 (196.2%) Operating ratio 105.6% 95.4% 1,020 bps Intermodal Financial Metrics Q1 2024 Q1 2023 Change Average revenue per load $2,615 $3,234 (19.1%) Load count 33,647 34,193 (1.6%) Average tractors 609 607 0.3 % Average containers 12,582 12,829 (1.9%) Intermodal Operating Statistics Q1 2024 Q1 2023 Change ROUTES TERMINAL

9 • Revenue decline largely as a result of winding down our third-party insurance program • The operating loss includes $8.2M of severance, legal accrual, and impairment charges Third-Party Insurance Wind Down • Third-party insurance business ceased operations at end of Q1 2024 • $19.5M operating loss in the quarter • Executed transaction during the quarter to transfer the majority of the claims risk to another insurance company Operating Performance - All Other Segments Third-party insurance ceases operations, other businesses remain stable (Dollars in millions) Revenue $85.1 $142.0 (40.1%) Operating loss ($20.4) ($15.6) (30.9%) All Other Financial Metrics Q1 2024 Q1 2023 Change

10 Earnings Power Through The Cycles We expect to deliver industry-leading truckload margins regardless of cycle Low twenties margin during peak Low teens margin during trough Mid twenties margin during peak Mid single digit margin during trough 1. Distinctive scale, networks, and brands drive unique value proposition, generating industry-leading yield 2. Strategically deploy over-the-road capacity to create value for customers and generate meaningful returns 3. Maintain cost discipline through entire cycle >>> U.S. Xpress creates new earnings power to unlock <<< Typical Cycles Current Cycle Uniquely positioned to meaningfully improve margins and cash flow when the market inflects High teens average margin generation over time • Current cycle has been more extreme than typical cycles • Average legacy adjusted operating margin through current cycle of 16.8% (Q3'20 to Q1'24) • Average OR comparable to prior cycles Well-tuned truckload business generates meaningful free cash flow for high-return investment opportunities *Graphs for illustration purposes

11 Earnings Power Through The Cycles Growing a nationwide LTL network and improving less asset-intensive businesses Less-Than-Truckload - Growing business while expanding margins • Significant truckload free cash flow funds organic and inorganic LTL investments as we build a national network • Employ disciplined growth in LTL that maintains margins while growing, targeting yield growth ahead of cost inflation • Next revenue milestone of $2B in LTL business • LTL business complements more cyclical truckload business by providing income stability over truckload cycles • Achieving nationwide service offering that will bring incremental customer opportunities, unlock a more valuable freight mix, and lead to margin expansion • Working toward a unique ability to service customer freight needs with a national offering in both full truckload and LTL Logistics - Leverage trailer assets as we develop broader customer base • Price and operating discipline allows us to support our ability to maintain operating margins high single to low double-digits over time • Differentiated power-only offering at scale provides outsized growth opportunity as market strengthens • Complements our asset business, builds a broader and more diversified freight portfolio, and enhances returns on our capital assets Intermodal - Sustainable alternative for our customers that complements our other offerings • Building a diversified customer portfolio that leads to sustainable profitability through cycles • Targeting high single to low double-digit margins

12 Capital Deployment Strong free cash flow, prudent capital structure, and disciplined capital allocation drive long-term value for all stakeholders Organic growth through capital expenditures • Invest capital at attractive returns throughout cycle driving revenue growth and margin opportunities • Organic LTL network build out, value producing technology, and expanding our truckload reach Strategic approach to acquisitions that supports growth in attractive markets • Disciplined and opportunistic M&A that drives value • Primarily focused on expansion and building out of nationwide LTL network Return capital to shareholders • Dividend - consistent dividend growth • Share repurchase - opportunistic share repurchases Prudent capital structure • Target optimal leverage position of 1.00 to 1.25 turns of EBITDA • Strong balance sheet provides flexibility to invest throughout the cycle

13 EPS Guidance Expect Adjusted EPS to be in the range of $0.26 - $0.30 in Q2 and $0.31 - $0.35 in Q3 Truckload •Revenue up slightly sequentially into Q2, then up sequentially in 3Q; OR mid-90's in Q2 and Q3 •U.S. Xpress revenue up sequentially low-single digit in Q2, then up mid-single digit in Q3; break-even in Q2, high-90's OR in Q3 •Tractor count down modestly into Q2 before stabilizing for the Q3 •Miles per Tractor up YoY high-single digit % in Q2 and up YoY low-single digit % in Q3 with prior year including U.S. Xpress Guidance Assumptions Less-than- Truckload •Revenue growth of 12-15% YoY; OR in line with 2023 results •Shipment count improves YoY mid-to-high single digit % in Q2 and Q3 •Revenue per hundredweight, excluding fuel surcharge, improves YoY low-to-mid teens % in Q2 an Q3 Logistics •Volume flat YoY in Q2 before building to high-single digit % in Q3 •OR near breakeven •Volume up YoY low-single digit in Q2 and down YoY mid-teens % in Q3 as prior year begins to include U.S. Xpress results •OR in the mid-90's Intermodal •All Other segments operating income of ~$10-15M for Q2 and Q3 before including the $11.7M intangibles asset amortization •Equipment gains to be in the range of $5M to $10M per quarter •Net interest expense up modestly sequentially in the Q2, then stable into Q3 •Net cash capital expenditures for the full year 2024 expected range of $625M - $675M •Expected tax rate of approximately 25% to 26% for the year Other Areas

Appendix

15 Adjusted Operating Income and Adjusted Operating Ratio 1 2 (Unaudited) Quarter Ended March 31, 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 1,822,467 $ 1,636,932 Total operating expenses (1,801,912) (1,492,145) Operating income $ 20,555 $ 144,787 Operating ratio 98.9% 91.2 % Non-GAAP Presentation Total revenue $ 1,822,467 $ 1,636,932 Truckload fuel surcharge (209,653) (186,639) Revenue, excluding truckload fuel surcharge 1,612,814 1,450,293 Total operating expenses 1,801,912 1,492,145 Adjusted for: Truckload fuel surcharge (209,653) (186,639) Amortization of intangibles 3 (18,543) (16,183) Impairments 4 (3,982) — Legal accruals and loss contingencies 5 (1,563) 300 Transaction fees 6 — (1,536) Severance expense 7 (6,846) (1,452) Adjusted Operating Expenses 1,561,325 1,286,635 Adjusted Operating Income $ 51,489 $ 163,658 Adjusted Operating Ratio 96.8% 88.7 % Non-GAAP Reconciliation

16 Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of U.S. Xpress and its subsidiaries prior to its acquisition by Knight-Swift on July 1, 2023 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions. 4 "Impairments" reflects the non-cash impairment of building improvements and certain revenue equipment held for sale (within the Truckload segment and All Other Segments). 5 "Legal accruals and loss contingencies" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • First quarter 2024 legal expense reflects the increased estimated exposures for an accrued legal matter based on a recent settlement agreement. • First quarter 2023 legal expense reflects a decrease in the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 1, 2023 acquisition of U.S. Xpress. The transaction fees are included within "Miscellaneous operating expenses" in the condensed statements of comprehensive income. 7 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. Non-GAAP Reconciliation

17 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended March 31, 2024 2023 (Dollars in thousands, except per share data) GAAP: Net (loss) income attributable to Knight-Swift $ (2,635) $ 104,284 Adjusted for: Income tax (benefit) expense attributable to Knight-Swift (3,674) 32,735 (Loss) income before income taxes attributable to Knight-Swift (6,309) 137,019 Amortization of intangibles 3 18,543 16,183 Impairments 4 3,982 — Legal accruals and loss contingencies 5 1,563 (300) Transaction fees 6 — 1,536 Severance expense 7 6,846 1,452 Adjusted income before income taxes 24,625 155,890 Provision for income tax expense at effective rate 8 (4,851) (37,399) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 19,774 $ 118,491 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 For the first quarter of 2024, an adjusted effective tax rate of 19.7% was applied in our Adjusted EPS calculation to exclude certain discrete items. Non-GAAP Reconciliation

18 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended March 31, 2024 2023 GAAP: (Loss) earnings per diluted share $ (0.02) $ 0.64 Adjusted for: Income tax (benefit) expense attributable to Knight-Swift (0.02) 0.20 (Loss) income before income taxes attributable to Knight-Swift (0.04) 0.85 Amortization of intangibles 3 0.11 0.10 Impairments 4 0.02 — Legal accruals and loss contingencies 5 0.01 — Transaction fees 6 — 0.01 Severance expense 7 0.04 0.01 Adjusted income before income taxes 0.15 0.96 Provision for income tax expense at effective rate 8 (0.03) (0.23) Non-GAAP: Adjusted EPS $ 0.12 $ 0.73 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 For the first quarter of 2024, an adjusted effective tax rate of 19.7% was applied in our Adjusted EPS calculation to exclude certain discrete items. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Truckload Segment 2 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 1,263,015 $ 1,012,245 Total operating expenses (1,239,868) (896,346) Operating income $ 23,147 $ 115,899 Operating ratio 98.2% 88.6 % Non-GAAP Presentation Total revenue $ 1,263,015 $ 1,012,245 Fuel surcharge (168,521) (145,264) Intersegment transactions (443) (1,001) Revenue, excluding fuel surcharge and intersegment transactions 1,094,051 865,980 Total operating expenses 1,239,868 896,346 Adjusted for: Fuel surcharge (168,521) (145,264) Intersegment transactions (443) (1,001) Amortization of intangibles 3 (1,775) (343) Impairments 4 (3,099) — Severance 5 (1,093) — Adjusted Operating Expenses 1,064,937 749,738 Adjusted Operating Income $ 29,114 $ 116,242 Adjusted Operating Ratio 97.3% 86.6% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. Non-GAAP Reconciliation

20 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, LTL Segment 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 282,122 $ 255,304 Total operating expenses (261,835) (228,722) Operating income $ 20,287 $ 26,582 Operating ratio 92.8% 89.6 % Non-GAAP Presentation Total revenue $ 282,122 $ 255,304 Fuel surcharge (41,132) (41,375) Revenue, excluding fuel surcharge 240,990 213,929 Total operating expenses 261,835 228,722 Adjusted for: Fuel surcharge (41,132) (41,375) Amortization of intangibles 2 (3,920) (3,920) Adjusted Operating Expenses 216,783 183,427 Adjusted Operating Income $ 24,207 $ 30,502 Adjusted Operating Ratio 90.0% 85.7% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions. Non-GAAP Reconciliation

21 Quarter Ended March 31, Logistics Segment 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 126,729 $ 138,283 Total operating expenses (124,256) (125,463) Operating income $ 2,473 $ 12,820 Operating ratio 98.0% 90.7 % Non-GAAP Presentation Total revenue $ 126,729 $ 138,283 Intersegment transactions — (1,506) Revenue, excluding intersegment transactions 126,729 136,777 Total operating expenses 124,256 125,463 Adjusted for: Intersegment transactions — (1,506) Amortization of intangibles 2 (1,164) (334) Adjusted Operating Expenses 123,092 123,623 Adjusted Operating Income $ 3,637 $ 13,154 Adjusted Operating Ratio 97.1% 90.4 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

22 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Intermodal Segment 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 87,985 $ 110,572 Total operating expenses (92,893) (105,470) Operating (loss) income $ (4,908) $ 5,102 Operating ratio 105.6% 95.4 % Non-GAAP Presentation Total revenue $ 87,985 $ 110,572 Intersegment transactions — — Revenue, excluding intersegment transactions 87,985 110,572 Total operating expenses 92,893 105,470 Adjusted for: Intersegment transactions — — Adjusted Operating Expenses 92,893 105,470 Adjusted Operating (Loss) Income $ (4,908) $ 5,102 Adjusted Operating Ratio 105.6% 95.4% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation

23 Leadership Transition Adam Miller Chief Executive Officer • 20+ years of transportation, leadership, and finance experience with deep understanding of Company culture and commitment of operating performance • Previously served as President of Swift and CFO of Knight-Swift Transportation Holdings Inc. • Prior to merger in 2017, served as CFO of Knight since 2012 and Secretary and Treasurer • Served as Controller of Knight Refrigerated from 2006 to 2011 prior to serving as Senior Vice President of Accounting Finance of Knight Transportation • Joined Knight in 2002 where he served in various accounting and finance positions Andrew Hess Chief Financial Officer • Experienced finance leader with proven track record in driving financial rigor, cost management, and deep understanding of operational and business transformation initiatives • Served as Senior Vice President of Finance and Corporate Development since January 2021 • Played critical role in the acquisitions of AAA Cooper, MME, and U.S. Xpress • Served as Vice President of Finance at Knight Transportation after joining Knight Transportation in April 2019 • Prior to joining Knight, served in various leadership roles at Honeywell International, Inc., most recently as Chief Financial Officer of Aerospace Services & Connectivity